Exhibit 10.8.21

                              FOURTH SUPPLEMENT TO

                                 TRUST INDENTURE

                               SPECIAL PROVISIONS


         THIS FOURTH SUPPLEMENT TO TRUST INDENTURE SPECIAL PROVISIONS, dated as of March 30, 2004 between (i) Trailer Bridge, Inc., a Delaware corporation (herein called the "Shipowner"), and (ii) U.S. Bank, N.A., a National Banking Association (said Bank, any successor or assign, herein called the "Indenture Trustee").


                                    RECITALS:

A. The parties hereto have previously entered into a TRUST INDENTURE, dated as of December 4, 1997 (the "Trust Indenture") in connection with the Shipowner's issuance of $16,918,000 aggregate principal amount of its bonds designated "United States Government Guaranteed Ship Financing Bonds, 1997 Series II:" (the "Original Bonds");

B. The terms of the Original Bonds required equal principal payments to be paid semi-annually on March 30 and September 30 of each year commencing on March 30, 1998 until such principal sum has been paid;

C. The parties hereto have previously entered into a FIRST SUPPLEMENT TO TRUST INDENTURE, dated as of December 31, 2001 (the "Supplemented Trust Indenture") in connection with the Shipowner's issuance of $16,918,000 aggregate principal amount of its bonds designated "United States Government Guaranteed Ship Financing Bonds, 1997 Series II Amended and Restated December 31, 2001"

D. The parties hereto have previously entered into a SECOND SUPPLEMENT TO TRUST INDENTURE SPECIAL PROVISIONS, dated as of September 30, 2002 (the "Supplemented Trust Indenture") in connection with the Shipowner's issuance of its bonds designated "United States Government Guaranteed Ship Financing Bonds, 1997 Series II Amended and Restated September 30, 2002"

E. The parties hereto have previously entered into a THIRD SUPPLEMENT TO TRUST INDENTURE SPECIAL PROVISIONS, dated as of April 29, 2003 (the "Supplemented Trust Indenture") in connection with the Shipowner's issuance of its bonds designated "United States Government Guaranteed Ship Financing Bonds, 1997 Series II Amended and Restated April 29, 2003:" (the "Restated Bonds") of which $14,524,722 principal amount is currently Outstanding, such Obligations to bear interest at 6.52% per annum maturing on March 30, 2023.


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F.       The Shipowner and holder of the Restated Bonds, with the consent of
         United States, represented by the Secretary, have agreed to amend and restate the Restated Bonds to provide that commencing March 30, 2004 and on each March 30 and September 30 of each year until paid all remaining semi-annual principal payments shall be $372,429.

         NOW THEREFORE, in consideration of the premises, of the mutual covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which the parties hereby acknowledge, and for the equal and proportionate benefit of all the present and future Holders of the Obligations, the parties hereby agree as follows:


                                 ARTICLE SECOND

                                    THE BONDS

         Subparagraph (a) is deleted in its entirety and replaced with:

         (a) the Bonds issued hereunder shall be designated "United States Government Guaranteed Ship Financing Bonds, 1997 Series II Amended and Restated March 30, 2004," and shall be in the form of Exhibit 2-1 to this Indenture; and, the aggregate principal amount of Bonds which may be issued under this Indenture shall not exceed $16,918,000, of which $14,524,722 principal amount is currently Outstanding, except as provided in Sections 2.09, 2.10, 2.12 and 3.10(b) of
Exhibit 1 hereto.

                                  ARTICLE THIRD

                               CERTAIN REDEMPTIONS

         Subparagraph (a) Mandatory Sinking Fund Redemptions is amended by deleting the sentence at the end of the first paragraph which states "Provided, however, there be no semi-annual principal payment due September 30, 2002 or March 30, 2003, i) a semi-annual principal payment of $363,118 shall be due September 30, 2003, ii) a semi-annual principal payment of $726,236 shall be due on March 30, 2004, and iii) commencing on September 30, 2004 and on each March 30 and September 30 of each year until paid all remaining semi-annual principal payments shall be $363,118." and inserting in lieu therefore the following:

      "commencing on March 30, 2004 and on each March 30 and September 30 of each year until paid all remaining semi-annual principal payments shall be $372,429."

         Except as otherwise expressly provided herein, terms not defined herein which are defined in Schedule A to the Trust Indenture dated December 4, 1997 between Trailer Bridge, Inc. and State Street Bank and Trust Company the former, Indenture Trustee, or by reference therein to other instruments shall have the meaning ascribed to them in said Schedule A or other instruments.



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


         IN WITNESS WHEREOF, This Fourth Supplement To Trust Indenture Special Provisions has been duly executed by the parties hereto as of the day and year first above written.


                                        TRAILER BRIDGE, INC.
                                        Shipowner

[SEAL]
                                        By:   /s/ John D. McCown
                                           -------------------------------------
                                              John D. McCown
                                              Chief Executive Officer


                                        U.S. BANK, N.A.,
                                        Indenture Trustee


[SEAL]                                  By:  /s/ Gerald Wheeler
                                           -------------------------------------
                                             Vice President


                                        CONSENTED TO:

                                        UNITED STATES OF AMERICA
                                        SECRETARY OF TRANSPORTATION
                                        MARITIME ADMINISTRATOR


                                        By:  /s/ Joel C. Richard
                                           -------------------------------------
                                             Joel C. Richard
                                             Secretary
                                             Maritime Administration




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                                   Exhibit 2-1

                                  Form of Bond

























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